Exhibit 99.77(q)(a)(2)

VOYA VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

VOYA VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is sixteen billion, nine hundred million (16,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of sixteen million, nine hundred thousand dollars ($16,900,000).

SECOND: At its September 12, 2014 meeting and pursuant to the authority expressly vested in it by Article SECOND, Sections Five and Six of the Corporation’s Articles of Amendment and Restatement (the “Charter”), the Board of Directors (the “Board”) of the Corporation adopted resolutions classifying and designating one hundred million (100,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation as shares of “Class T” of the following Series (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Series	Name of Class of Series	Shares Allocated
Voya Global Value Advantage Portfolio	Class T	100,000,000

THIRD: The shares designated and classified in Article SECOND of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Section Second (6) of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FOURTH: Immediately prior to the classification of the additional Capital Stock as set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Australia Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Emerging Markets Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

Voya FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Voya Global Value Advantage Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Voya Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya International Index Portfolio	Adviser Class	250,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Voya Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Voya Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Voya Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	700,000,000
	Class S	100,000,000
	Class S2	100,000,000

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for a total of eight billion, four hundred and fifty million (8,450,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, four hundred and fifty million (8,450,000,000) shares remaining undesignated and unclassified.

FIFTH: Immediately following the classification and designation of shares set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Australia Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Voya Emerging Markets Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

Voya FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Voya Global Value Advantage Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
	Class T	100,000,000

Voya Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya International Index Portfolio	Adviser Class	250,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Voya Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Voya Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Voya Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated

Voya Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Voya U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	700,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eight billion, five hundred and fifty million (8,550,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, three hundred and fifty million (8,350,000,000) shares remaining undesignated and unclassified.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:		Voya Variable Portfolios, Inc.

/s/ Huey P. Falgout, Jr.		/s/ Todd Modic
Name:	Huey P. Falgout, Jr.	Name:	Todd Modic
Title:	Secretary	Title:	Senior Vice President

Dated: September 23, 2014

Return Address:

Voya Variable Portfolios, Inc.

7337 E Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

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CERTIFICATE

THE UNDERSIGNED, Senior Vice President of Voya Variable Portfolios, Inc., who executed on behalf of said Corporation the foregoing Articles of Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Todd Modic
Senior Vice President

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